UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): May 22, 2007



                         Fischer-Watt Gold Company, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Nevada                           0-22515                    88-0227654
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                                 2582 Taft Court
                               Lakewood, CO 80215
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 232-0292
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities.
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A.   Effective May 22, 2007, the Company issued 250,000 unregistered shares of its common stock to Peter Bojtos, the Company's President and Chief Executive Officer in payment of services rendered valued at $17,500. Also, effective May 22, 2007, the Company issued 100,000 unregistered shares of its common stock to an unaffiliated service provider as payment for his services rendered to the Company valued at $7,000.

     The shares issued to the Company's President and Chief Executive Officer were issued to an "accredited investor" as defined under the Securities Act. The issuance of the shares to the unaffiliated service provider is exempt from registration pursuant to Section 4(2) of the Securities Act as a transaction by an Issuer not involving a public offering. There was no general solicitation by the Company and the service provider had access to material information of the Company.

C. Effective May 22, 2007, the Company issued 300,000 options to purchase common stock to each of its five directors, Peter Bojtos, William Rapaglia, Gerald Helgeson, James M. Seed and George Beattie, for a total of 1,500,000 options. The options are immediately exercisable and will expire in five
     (5) years. The exercise price of the underlying shares is $0.10 per share.

     The 1,500,000 options were issued to the directors of the Company, thus to an "accredited investor" as defined under the Securities Act. The options were, and any shares of the Common Stock of the Company issued upon exercise of the option must be, taken by the directors for investment and not for distribution and as "restricted securities" under the Securities Act. The Company made available to the directors the material information about the Company and its securities, including the information contained in its reports filed under the Securities Exchange Act of 1934 ("Exchange Act"). In issuing the options, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof, as a transaction by an Issuer not involving a public offering.

D. Also, effective May 22, 2007, the Board of Directors of the Company approved a two-year extension of the expiration date of an aggregate of 1,000,000 stock options which were issued to two of its directors, William Rapaglia and Gerald Helgeson. Mr. Helgeson was issued 500,000 options on June 2, 2002, and Mr. Rapaglia was issued 500,000 options on November 13, 2003. The exercise price of the common stock underlying both option issuances is $0.05 and the exercise period of the options has been extended from June 30, 2007 to June 30, 2009.








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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FISCHER-WATT GOLD COMPANY, INC.


                                      By: /s/ Peter Bojtos
                                          --------------------------------------
                                          Peter Bojtos, Chief Executive Officer


May 24, 2007




































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